SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT

                                -----------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 1996

                          BEACON PROPERTIES CORPORATION
             (Exact name of Registrant as specified in its Charter)



                                    Maryland
                            (State of Incorporation)


         1-12926                                           04-3224258
  (Commission File Number)                          (IRS Employer Id. Number)


               50 Rowes Wharf
           Boston, Massachusetts                                       02110
    (Address of principal executive offices)                        (Zip Code)


                                 (617) 330-1400
              (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits

    (a)    Financial Statements Under Rule 3-14 of Regulation S-X


           Statement of Excess of Revenues over Specific Operating Expenses of Shoreline Technology Park for the year ended December 31, 1995 and (unaudited) for the nine months ended September 30, 1996

           Statement of Excess of Revenues over Specific Operating Expenses of Lake Marriott Business Park for the year ended December 31, 1995 and (unaudited) for the nine months ended September 30, 1996

           Statement of Excess of Revenues over Specific Operating Expenses of President's Plaza for the year ended December 31, 1995 and (unaudited) for the nine months ended September 30, 1996


    (b)    Pro Forma Financial Statements

           Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 (Unaudited)

           Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1996 (Unaudited)

           Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1995 (Unaudited)

    (c)    Exhibits


           23.1 Consent of Coopers & Lybrand L.L.P., Independent Accountants.

                         BEACON PROPERTIES CORPORATION
                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BEACON PROPERTIES CORPORATION




                                            /s/ Robert J. Perriello
                                            -----------------------------------
                                            Robert J. Perriello,
                                            Senior Vice President,
                                            and Chief Financial Officer



Date: March 20, 1997

                           SHORELINE TECHNOLOGY PARK
                           MOUNTAIN VIEW, CALIFORNIA

                        STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1995

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

We have audited the accompanying statement of excess of revenues over specific operating expenses of Shoreline Technology Park in Mountain View, California (the "Properties") for the year ended December 31, 1995. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Properties after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses.


In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of Shoreline Technology Park in Mountain View, California for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                    /s/ Coopers & Lybrand L.L.P.


Boston, Massachusetts
February 6, 1997

                           SHORELINE TECHNOLOGY PARK
                           MOUNTAIN VIEW, CALIFORNIA

                        STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES


                                      For the Year          For the Nine
                                         Ended              Months Ended
                                    December 31, 1995    September 30, 1996
                                    -----------------    ------------------
                                                             (Unaudited)
Revenues:
  Base rent                            $12,971,269          $9,981,436
  Recoveries from tenants                1,080,528             823,848
                                       -----------          ----------
                                        14,051,797          10,805,284
                                       -----------          ----------

Specific operating expenses (Note 2):
 General and administrative                 31,504              54,500
 Repairs and maintenance                         -               5,879
 Insurance                                  86,183              67,773
 Property taxes                          1,080,528             823,848
                                       -----------          ----------
                                         1,198,215             952,000
                                       -----------          ----------
Excess of revenues over
 specific operating expenses           $12,853,582          $9,853,284
                                       ===========          ==========



The accompanying notes are an integral part of the financial statement.

                           SHORELINE TECHNOLOGY PARK
                           MOUNTAIN VIEW, CALIFORNIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES





1. Organization and Significant Accounting Policies:


Description of Properties
Shoreline Technology Park (the "Properties") is an office complex located in Mountain View, California consisting of twelve office buildings encompassing approximately 726,508 square feet. Beacon Properties Corporation has acquired the entire fee interest in the Properties.


Rental Revenues
Rental income is recognized on the straight-line method over the terms of the related leases. All twelve buildings are occupied by a single tenant. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $10,400 for the year ended December 31, 1995.

Risks and Uncertainties
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



2. Basis of Accounting:

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as depreciation expense.



                                   Continued

                           SHORELINE TECHNOLOGY PARK
                           MOUNTAIN VIEW, CALIFORNIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                  OVER SPECIFIC OPERATING EXPENSES, CONTINUED



3. Description of Leasing Arrangements:

The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1995 are approximately as follows:

        Year Ending December 31,
        ------------------------

              1996                                $12,853,786
              1997                                 13,154,684
              1998                                 13,425,042
              1999                                 13,704,509
              2000                                 10,523,608
              Thereafter                           22,508,580


As of December 31, 1995, one tenant occupied 100% of leasable square feet and represented 100% of total 1995 revenue.

                          LAKE MARRIOTT BUSINESS PARK
                            SANTA CLARA, CALIFORNIA

                        STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1995

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

We have audited the accompanying statement of excess of revenues over specific operating expenses of Lake Marriott Business Park in Santa Clara, California (the "Properties") for the year ended December 31, 1995. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Properties after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of Lake Marriott Business Park in Santa Clara, California for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                    /s/ Coopers & Lybrand L.L.P.


Boston, Massachusetts
December 20, 1996

                          LAKE MARRIOTT BUSINESS PARK
                            SANTA CLARA, CALIFORNIA

                        STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES



                                         For the Year          For the Nine
                                            Ended              Months Ended
                                       December 31, 1995    September 30, 1996
                                       -----------------    ------------------
                                                                (Unaudited)
Revenues:
 Base rent                                $3,275,297             $2,949,087
 Recoveries from tenants                   1,109,714                767,899
                                           ---------             ----------
                                           4,385,011              3,716,986
                                           ---------             ----------

Specific operating expenses (Note 2):
 Utilities                                   213,982                225,888
 Janitorial and cleaning                     113,796                 79,841
 Security                                     21,431                 13,600
 General and administrative                   64,243                  6,114
 Repairs and maintenance                     158,984                169,317
 Property taxes                              387,786                305,381
 Landscaping                                  45,723                 65,363
                                           ---------             ----------
                                           1,005,945                865,504
                                           ---------             ----------
Excess of revenues over specific
operating expenses                        $3,379,066             $2,851,482
                                          ==========             ==========


    The accompanying notes are an integral part of the financial statement.

                          LAKE MARRIOTT BUSINESS PARK
                            SANTA CLARA, CALIFORNIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES


1. Organization and Significant Accounting Policies:


Description of Properties
Lake Marriott Business Park (the "Properties") is an office complex located in Santa Clara, California consisting of seven office buildings encompassing approximately 400,000 square feet. Beacon Properties Corporation has acquired the entire fee interest in the Properties.


Rental Revenues
Rental income is recognized on the straight-line method over the terms of the related leases. Four buildings are occupied by single tenants. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $22,000 for the year ended December 31, 1995.

Risks and Uncertainties
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Basis of Accounting:
The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees and depreciation expense.


                                   Continued

                          LAKE MARRIOTT BUSINESS PARK
                            SANTA CLARA, CALIFORNIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                  OVER SPECIFIC OPERATING EXPENSES, CONTINUED



3. Description of Leasing Arrangements:
The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1995 are approximately as follows:

        Year Ending December 31,
        ------------------------


                1996                      $3,932,603
                1997                       4,083,269
                1998                       3,256,589
                1999                       3,242,228
                2000                       2,398,305
                Thereafter                 6,227,788

As of December 31, 1995, three tenants occupied approximately 63% of leasable square feet and represented 66% of total 1995 base rent revenues.

                               PRESIDENT'S PLAZA
                               CHICAGO, ILLINOIS

                        STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1995

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

We have audited the accompanying statement of excess of revenues over specific operating expenses of President's Plaza in Chicago, Illinois (the "Properties") for the year ended December 31, 1995. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Properties after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of President's Plaza in Chicago, Illinois for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                    /s/ Coopers & Lybrand L.L.P.


Boston, Massachusetts
December 20, 1996

                               PRESIDENT'S PLAZA
                               CHICAGO, ILLINOIS

                        STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES





                                          For the Year          For the Nine
                                             Ended              Months Ended
                                        December 31, 1995    September 30, 1996
                                        -----------------    ------------------
                                                                 (Unaudited)



Revenues:

 Base rent                                  $ 6,987,989         $ 7,007,932
 Recoveries from tenants                      3,146,878           3,059,339
 Other income                                   299,935             356,299
                                            -----------         -----------
                                             10,434,802          10,423,570
                                            -----------         -----------

Specific operating expenses (Note 2):
  Utilities                                     743,771             841,367
  Janitorial and cleaning                       615,212             517,416
  Security                                      329,446             251,486
  General and administrative                    425,062             334,417
  Repairs and maintenance                     1,279,825             979,558
  Insurance                                     160,718             112,048
  Property taxes                              3,950,464           2,708,110
  Landscaping                                   103,405              92,531
                                            -----------         -----------
                                              7,607,903           5,836,933
                                            -----------         -----------
Excess of revenues over specific
 operating expenses                         $ 2,826,899         $ 4,586,637
                                            ===========         ===========

    The accompanying notes are an integral part of the financial statement.

                               PRESIDENT'S PLAZA
                               CHICAGO, ILLINOIS

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES



1. Organization and Significant Accounting Policies:


Description of Properties
President's Plaza (the "Properties") is an office portfolio located in Chicago, Illinois consisting of four office buildings encompassing 790,958 square feet of office and retail space. Beacon Properties Corporation has acquired the entire fee interest in the Properties.


Rental Revenues
Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $1,055,000 for the year ended December 31, 1995.

Risks and Uncertainties
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



2. Basis of Accounting:
The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as lease buyout expenses, interest income, management fees, depreciation and amortization expense.


                                   Continued

                               PRESIDENT'S PLAZA
                               CHICAGO, ILLINOIS

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                  OVER SPECIFIC OPERATING EXPENSES, CONTINUED



3. Description of Leasing Arrangements:
The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1995 are approximately as follows:

          Year Ending December 31,
          ------------------------
                  1996                          $5,345,393
                  1997                           5,980,087
                  1998                           6,322,680
                  1999                           6,620,818
                  2000                           6,159,088
                  Thereafter                    31,677,148

As of December 31, 1995, two tenants occupied approximately 24% of leasable square feet and represented 36% of total 1995 base revenues.

                         BEACON PROPERTIES CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION



       The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of September 30, 1996, is presented as if the October & November 1996 acquisitions (Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard) and the December 1996 acquisitions (Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza) had occurred on September 30, 1996. Additionally, the Company's November and December 1996 Common Stock Offerings and draws and repayments on its Credit Facility are reflected as if they had occurred on September 30, 1996.

       The pro forma Condensed Consolidated Statements of Operations for the year ended 1995 and nine months ended September 30, 1996 are presented as if the acquisition of the Properties acquired from January 1, 1995 to December 31, 1996 (as more fully described below), the closing of the MetLife Mortgage loan and the Company's common stock offerings from January 1, 1995 to December 31, 1996 (as more fully described below) had occurred as of January 1, 1995. Furthermore, the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.

      In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.





Acquisitions included in pro forma:



                                                                             Rentable   Year Built/    Date of
Property Name                              Location                            Sq Ft     Renovated    Acquisition
-----------------------------------------------------------------------------------------------------------------
1995 Acquisitions
100 Williams Street                     Wellesley, MA                         40,000         1968       05/04/95
Two Westlakes Drive                     Berwyn, PA                           129,000    1988-1990       07/26/95
75-101 Federal Street                   Boston, MA  (1)                      812,000    1985-1988       09/29/95
2 Oliver Street-147 Milk Street         Boston, MA                           271,000    1982-1988       10/06/95
Ten Canal Park                          Cambridge, MA                        110,000         1987       12/21/95

1996 Acquisitions
Perimeter Center                        Atlanta, GA                        3,302,000    1970-1989       02/15/96
New York Life Portfolio                 Chicago, IL and Washington, D.C.   1,012,000    1984-1986       08/16/96
Fairfax County Portfolio                McLean, VA and  Herndon, VA          550,000    1981-1988       09/05/96
Rosslyn Virginia Portfolio              Rosslyn, VA                          666,000    1974-1980       10/18/96
New England Executive Park              Burlington, MA                       817,000    1970-1985       11/15/96
245 First Street                        Cambridge, MA                        263,000    1985-1986       11/21/96
10960 Wilshire Boulevard                Westwood, CA                         544,000    1971-1992       11/21/96
Shoreline Technology Park               Mountain View, CA                    727,000    1985-1991       12/20/96
Lake Marriott Business Park             Santa Clara, CA                      400,000         1981       12/20/96
Presidents Plaza                        Chicago, IL                          791,000    1980-1982       12/27/96





                                                                                                  Purchase Price (in thousands)
                                                                                             ---------------------------------------
Property Name                           Seller                                               Cash         Debt     O.P.Units   Total
------------------------------------------------------------------------------------------------------------------------------------
100 Williams Street                     AMICA Insurance Company                              $5,000                           $5,000
Two Westlakes Drive                     Quarry Office Park Associates                        13,500                           13,500
75-101 Federal Street                   Franklin Federal Partners Limited Partnership        33,000                           33,000
2 Oliver Street-147 Milk Street         MLH Income Realty Partnership V                      18,000                           18,000
Ten Canal Park                          Teachers Insurance and Annuity Association (TIAA)    11,500                           11,500

Perimeter Center                        Metropolitan Life Insurance Company                 322,200               $13,800(2) 336,000
New York Life Portfolio                 New York Life Insurance Company                     150,000                          150,000
Fairfax County Portfolio                Greensboro Associates, John Marshall
                                         Associates Limited Partnership and
                                         Woodland-Northridge I Limited Partnership                        $55,400  21,600(2)  77,000
Rosslyn Virginia Portfolio              LaSalle Fund II                                      99,050                           99,050
New England Executive Park              New England Executive Park Limited Partnership
                                         et al                                               75,000                           75,000
245 First Street                        Riverview Building Combined Limited Partnership      45,000                           45,000
10960 Wilshire Boulevard                10960 Property Corporation                          133,000                          133,000
Shoreline Technology Park               Teachers Insurance and Annuity Association (TIAA)   139,080                          139,080
Lake Marriott Business Park             Teachers Insurance and Annuity Association (TIAA)    43,920                           43,920
Presidents Plaza                        Metropolitan Life Insurance Company                  38,000                39,000(2)  77,000



        (1) The Company holds approximately 52% of the common stock of a private REIT which owns this property. The total purchase price was $156 million consisting of $66 million in cash and proceeds from a $90 million first mortgage loan. The Company accounts for this investment under the equity method of accounting.

          (2) The Company issued Operating Partnership Units in the amount of 540,059 for Perimeter Center ($25.55 per unit), 833,820 for the Fairfax County Portfolio ($25.90 per unit) and 1,171,500 for Presidents Plaza ($33.29 per unit). These Units were valued based on the average trading price of Beacon Properties Corporation's Common Stock for the applicable period (20 to 30 days) prior to closing as prescribed in the purchase and sale agreements.


Common Stock Offerings included in pro forma:

                                    Price Per      Gross            Net
Year      Month          Shares       Share       Proceeds       Proceeds
----      -----          ------       -----       --------       --------
                                                      (in thousands)

1995      March        4,025,000     $19.25       $ 77,481       $ 71,800
1995      August       3,598,050      21.50         77,358         72,500
1995      September      718,000      20.89         15,000         15,000
1996      March        7,036,000      26.25        184,695        173,800
1996      August       5,750,000      25.75        148,063        139,400
1996      November    13,723,000      30.75        421,982        398,900
1996      December     1,132,400      33.47         37,896         37,800

                          BEACON PROPERTIES CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1996
                                   (Unaudited)



                                                                             Pro Forma Adjustments
                                                             -----------------------------------------------------
                                                 Beacon      October &
                                                Properties    November       December          November   December
                                                Corporation    1996            1996             1996        1996           Pro
                                                Historical  Acquisitions    Acquisitions        Stock       Stock         Forma
                                                                 (A)            (B)           Offering    Offering     Consolidated
                                                ----------  ------------    ------------      --------    --------     ------------
                                                                           (dollars in thousands)
          ASSETS

Real estate, net                                  $974,676       $352,050       $260,000                                 $1,586,726
Deferred financing and leasing costs, net           15,908                                                                   15,908
Cash and cash equivalents                           16,751       (168,050)       (68,003)      223,888      37,832           42,418
Mortgage notes receivable                           51,490                                                                   51,490
Other assets                                        29,292         (9,000)(C)                                                20,292
Investments in and note receivable
     from joint ventures and corporations           55,890                                                                   55,890
                                                ----------  --------------  ------------      --------    --------     ------------

    Total assets                                $1,144,007       $175,000       $191,997      $223,888     $37,832       $1,772,724
                                                ==========  ==============  ============      ========    ========     ============
LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage notes payable                            $440,526                                                                 $440,526
Note payable, Credit Facility                       18,000        175,000        153,000      (175,000)                     171,000
Other liabilities                                   27,293                                                                   27,293
Investment in joint venture                         24,467                                                                   24,467
                                                ----------  --------------  ------------      --------    --------     ------------

    Total liabilities                              510,286        175,000        153,000     (175,000)                      663,286

Minority interest in Operating Partnership          70,098                        38,997(D)                                 109,095
Stockholders' equity                               563,623                                    398,888(E)    37,832(F)     1,000,343
                                                ----------  --------------  ------------      --------    --------     ------------

    Total liabilities and stockholders'
      equity                                    $1,144,007       $175,000       $191,997     $223,888      $37,832       $1,772,724
                                                ==========  ==============  ============      ========    ========     ============


                         BEACON PROPERTIES CORPORATION
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1996
                                  (Unaudited)


(A) October & November 1996 Acquisitions:



                                                 Rosslyn     New England       10960
                                                 Virginia      Executive      Wilshire      245 First
                                                 Portfolio       Park        Boulevard        Street       Total
                                                 --------        ----        ---------       --------      ------
    Real estate, net                              $99,050        $75,000      $133,000       $45,000      $352,050
    Deferred financing and leasing costs, net                                                                    0
    Cash and cash equivalents                       2,950                     (126,000)      (45,000)     (168,050)
    Mortgage notes receivable                                                                                    0
    Other assets (see note C)                      (2,000)                      (7,000)                     (9,000)
    Investments in and note receivable                                                                           0
         from joint ventures and corporations                                                                    0
                                                 ------------------------------------------------------------------

        Total assets                             $100,000        $75,000            $0            $0      $175,000
                                                 ==================================================================
    LIABILITIES AND STOCKHOLDERS' EQUITY

    Mortgage notes payable                                                                                       0
    Note payable, Credit Facility                 100,000         75,000                                   175,000
    Other liabilities                                                                                            0
    Investment in joint venture                                                                                 0
                                                 ------------------------------------------------------------------
        Total liabilities                         100,000         75,000             0             0       175,000

    Minority interest in Operating Partnership                                                                   0
    Stockholders' equity                                                                                         0

                                                 ------------------------------------------------------------------
        Total liabilities and stockholders'
          equity                                 $100,000        $75,000            $0            $0      $175,000
                                                 ==================================================================

(B) December 1996 Acquisitions:




                                                  Lake
                                                 Marriott      Shoreline
                                                 Business      Technology     Presidents
                                                  Park            Park          Plaza         Total
                                                  ----            ----          -----         -----
    Real estate, net                              $43,920       $139,080       $77,000      $260,000
    Deferred financing and leasing costs, net                                                      0
    Cash and cash equivalents                     (43,920)        13,920       (38,003)      (68,003)
    Mortgage notes receivable                                                                      0
    Other assets                                                                                   0
    Investments in and note receivable                                                             0
         from joint ventures and corporations                                                      0
                                                 ---------------------------------------------------
        Total assets                                   $0       $153,000       $38,997      $191,997
                                                 ===================================================

    LIABILITIES AND STOCKHOLDERS' EQUITY

    Mortgage notes payable                                                                         0
    Note payable, Credit Facility                                153,000                     153,000
    Other liabilities                                                                              0
    Investment in joint venture                                                                    0
                                                 ---------------------------------------------------
        Total liabilities                               0        153,000             0       153,000

    Minority interest in Operating Partnership                                  38,997        38,997
    Stockholders' equity                                                                           0
                                                 ---------------------------------------------------
        Total liabilities and stockholders'
          equity                                       $0       $153,000       $38,997      $191,997
                                                 ---------------------------------------------------



                         BEACON PROPERTIES CORPORATION
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1996
                                  (Unaudited)





(C) Application of deposits.

(D) The Operating Partnership issued 1,171,500 units valued at $33.29 per unit to the seller of Presidents Plaza. The units valuation was based on the average price of Beacon Properties Corporation's stock during the 20 trading days preceding the closing.

(E) The Company sold 13,723,000 shares of common stock at $30.75 per share on November 14, 1996.

          Proceeds of Offering      $421,982
          Expenses of Offering       (23,094)
                                    --------
                                    $398,888
                                    ========

(F) The Company sold 1,132,400 shares of common stock at $33.465 per share on December 12, 1996.

         Proceeds of Offering       $37,896
         Expenses of Offering           (64)
                                    -------
                                    $37,832
                                    =======

                          BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)


                                   Beacon                                  October &
                                 Properties               New York Life     November        December
                                 Corporation  Perimeter   and Fairfax Va.    1996            1996           Pro Forma     Pro Forma
                                 Historical   Center (A)  Portfolios (B) Acquisitions (G) Acquisitions (H) Adjustments  Consolidated
                                 ----------   ----------  -------------- ---------------- ---------------- -----------  ------------
                                          (dollars in thousands except per share amounts and shares outstanding)
Revenue:
  Rental income                    $97,308       $6,420        19,098        34,118          20,550                     $177,494
  Management fees                    2,248                                                                                 2,248
  Recoveries from tenants           11,001          304         3,788         3,156           4,651                       22,900
  Mortgage interest income           3,567                                                                    611  (I)     4,178
  Other income                       7,585          208           845         2,639             356                       11,633
                                  ---------      -------       -------       -------         -------      --------       --------

         Total revenue             121,709        6,932        23,731        39,913          25,557           611        218,454
                                  ---------      -------       -------       -------         -------      --------       --------
Expenses:
  Property expenses                 24,607        1,562         4,875        10,195           3,422                       44,661
  Real estate taxes                 12,491          591         1,708         3,452           3,840                       22,082
  General and administrative        11,963          378           812         1,496             395           250  (J)    15,294
  Mortgage interest expense         20,739        1,895  (C)    2,912 (F)                                   6,986  (K)    32,531
  Interest - amortization of
   financing costs                   1,618           15  (D)                                                               1,633
  Depreciation and amortization     21,737        1,196  (E)    4,374 (E)     7,921  (E)      5,025 (E)                   40,254
                                  ---------      -------       -------       -------         -------      --------       --------

         Total expenses             93,155        5,637        14,681        23,064          12,682         7,236        156,455
                                  ---------      -------       -------       -------         -------      --------       --------

Income from operations              28,554        1,295         9,050        16,849          12,875        (6,625)        61,998

Equity in net income of joint
 ventures and corporations           2,053                                                                                 2,053(1)
                                  ---------      -------       -------       -------         -------      --------       --------

Income  before minority interest    30,607        1,295         9,050        16,849          12,875        (6,625)        64,051

Minority interest in Operating
 Partnership                        (4,231)                                                                (3,161) (L)    (7,392)
                                  ---------      -------       -------       -------         -------      --------       --------

Net income before extraordinary
 items                             $26,376       $1,295        $9,050        16,849          12,875       ($9,786)       $56,659(2)
                                  =========      =======       =======       =======         =======      ========       ========


Common shares outstanding                                                                                             48,088,655
Net income per common share                                                                                                $1.18

(1) Includes :
    Depreciation and amortization                                                                                         $2,998
    Amortization of financing costs                                                                                         $673
(2) Company share of Operating Partnership is 88.46%


           See accompanying notes to pro forma condensed consolidated statement of operations.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)



(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.




                                                              Fairfax         New York
                                                              County           Life
                                                             Portfolio       Portfolio         Total
                                                     ------------------------------------------------
Revenue:
      Rental income                                           $7,661           $11,437         $19,098
      Management fees
      Recoveries from tenants                                    542             3,247           3,788
      Mortgage interest income
      Other income                                                72               773             845
                                                     -------------------------------------------------

              Total revenue                                    8,274            15,457          23,731
                                                     -------------------------------------------------

Expenses:
      Property expenses                                        1,581             3,294           4,875
      Real estate taxes                                          364             1,345           1,708
      General and administrative                                  80               732             812
      Mortgage interest expense (F)                            2,912                             2,912
      Interest - amortization of financing costs
      Depreciation and amortization (E)                        1,568             2,806           4,374
                                                     -------------------------------------------------

              Total expenses                                   6,504             8,177          14,681
                                                     -------------------------------------------------

Income from operations                                         1,770             7,280           9,050

Equity in net income of joint ventures and
 corporations
                                                     -------------------------------------------------

Income  before minority interest                               1,770             7,280           9,050

Minority interest in Operating Partnership
                                                     -------------------------------------------------

Net income before extraordinary items                         $1,770            $7,280          $9,050
                                                     =================================================




(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

(E) Detail of depreciation expense by property is presented as follows:


                                               Basis       Life    Depreciation
                                               -----       ----    ------------

    Perimeter Center                         $287,130     30 yrs       $1,196
                                                                      ========

    Fairfax County Portfolio                  $69,300     30 yrs       $1,568
    The New York Life Portfolio               135,000     30 yrs        2,806
                                                                      --------
                                                                       $4,374
                                                                      ========

    October & November 1996 Acquisitions:
    Rosslyn, Virginia Portfolio                89,145     30 yrs       $2,229
    New England Executive Park                 67,500     30 yrs        1,688
    245 First Street                           40,500     30 yrs        1,013
    10960 Wilshire Boulevard                  119,700     30 yrs        2,993
                                                                      --------
                                                                       $7,921
                                                                      ========

    December 1996 Acquisitions:
    Lake Marriott Business Park                31,110     30 yrs         $778
    Shoreline Technology Park                 100,650     30 yrs        2,516
    Presidents Plaza                           69,250     30 yrs        1,731
                                                                      --------
                                                                       $5,025
                                                                      ========


(F) Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:

                                    Principal       Rate       Expense
                                  ------------     ------   ------------
    JOHN MARSHAL                     $21,068        8.38%      $1,197

    EJ RANDOLPH (1)                   18,016        7.44%         909

    NORTHRIDGE                        16,306        7.28%         806
                                  ------------     ------   ------------

                                     $55,390                   $2,912
                                  ============             ============

 (1) Paid off by Credit Facility proceeds at closing.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for the nine months ended September 30, 1996.



                                            Rosslyn   New England                   10960
                                           Virginia    Executive                   Wilshire
                                           Portfolio     Park      245 First St.     Blvd.       Total
                                           --------------------------------------------------------------
Revenue:
   Rental income                             $11,369     $10,328       $4,238         8,183       $34,118
   Management fees
   Recoveries from tenants                       500         954        1,487           215         3,156
   Mortgage interest income
   Other income                                1,010                      446         1,183         2,639
                                           --------------------------------------------------------------
       Total revenue                          12,879      11,282        6,171         9,581        39,913
                                           --------------------------------------------------------------
Expenses:
   Property expenses                           2,474       4,250          854         2,617        10,195
   Real estate taxes                             708       1,218          764           762         3,452
   General and administrative                    545         404           68           479         1,496
   Mortgage interest expense
   Interest - amortization of financing costs
   Depreciation and amortization (E)           2,229       1,688        1,013         2,993         7,921
                                           --------------------------------------------------------------

       Total expenses                          5,956       7,560        2,699         6,851        23,064
                                           --------------------------------------------------------------

Income from operations                         6,923       3,723        3,473         2,731        16,849
                                           --------------------------------------------------------------

Equity in net income of joint ventures
 and corporations
Income  before minority interest               6,923       3,723        3,473         2,731        16,849
                                           --------------------------------------------------------------
Minority interest in Operating Partnership
Net income before extraordinary items         $6,923      $3,723       $3,473        $2,731       $16,849
                                           ==============================================================

(H) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and President's Plaza for the nine months ended September 30, 1996.



                                              Lake Marriott   Shoreline
                                                 Business     Technology     Presidents
                                                   Park          Park          Plaza          Total
                                              -----------------------------------------------------
Revenue:
   Rental income                                  $3,125       $9,981          $7,444        20,550
   Management fees
   Recoveries from tenants                           768          824           3,059         4,651
   Mortgage interest income
   Other income                                                                   356           356
                                              -----------------------------------------------------
       Total revenue                               3,893       10,805          10,859        25,557
                                              -----------------------------------------------------
Expenses:
   Property expenses                                 554           74           2,794         3,422
   Real estate taxes                                 308          824           2,708         3,840
   General and administrative                          6           55             334           395
   Mortgage interest expense
   Interest - amortization of financing costs
   Depreciation and amortization (E)                 778        2,516           1,731         5,025
                                              -----------------------------------------------------
       Total expenses                              1,646        3,469           7,567        12,682
                                              -----------------------------------------------------
Income from operations                             2,247        7,336           3,292        12,875

Equity in net income of joint ventures and
  corporations
                                              -----------------------------------------------------
Income  before minority interest                   2,247        7,336           3,292        12,875
Minority interest in Operating Partnership
                                              -----------------------------------------------------
Net income before extraordinary items             $2,247       $7,336          $3,292       $12,875
                                              =====================================================



(I) Interest income related to the acquisition of the Rowes Wharf mortgage.

(J) Additional general and administrative expense attributable to acquisitions.

(K) Credit facility interest expense:

    Pro Forma Credit Facility balance                              $153,000
    Average Credit Facility rate through September 30, 1996           7.44%
                                                                   ---------
    Pro Forma Credit Facility interest expense full year             11,377
    Proration for 9 months                                               75%
                                                                   ---------
    Pro Forma Credit Facility interest expense 9 months               8,533
    Less year to date September 30, 1996
     Credit Facility interest expense                                 1,547
                                                                   ---------
    Pro Forma adjustment                                             $6,986
                                                                   =========

(L) Reflects decrease for minority interest (11.54%) in Operating Partnership.

                          BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                                   (Unaudited)


                             Beacon                                               October &
                           Properties   Properties              New York Life     November        December                Pro Forma
                           Corporation   Acquired   Perimeter   and Fairfax Va.     1996           1996         Pro Forma  Consoli-
                           Historical   In 1995 (A) Center (B)  Portfolios (F) Acquisitions(H) Acquisitions(I) Adjustments   dated
                           ----------   ----------- ----------  -------------- --------------- --------------- -----------   -----
                                            (dollars in thousands except per share amounts and shares outstanding)
Revenue:
 Rental income                  $71,050     $5,339     $52,117       $30,623      $36,894       $24,649                 $220,672
 Management fees                  2,203                                                                       $723 (J)     2,926
 Recoveries from tenants          9,742      1,193       2,244         6,308        3,409         5,338                   28,234
 Mortgage interest income         2,546                                                                      3,027 (K)     5,573
 Other income                     5,502         26         862         1,111        2,758           300                   10,559
                                --------    -------    --------      --------     --------      --------     ------      --------
        Total revenue            91,043      6,558      55,223        38,042       43,061        30,287      3,750       267,964
                                --------    -------    --------      --------     --------      --------     ------      --------
Expenses:
  Property expenses              18,090      1,560      12,376         7,485       12,594         3,872                   55,977
  Real estate taxes              10,217        949       4,107         2,680        4,540         5,420                   27,913
  General and administrative      9,755        111       2,116         1,254        2,198           521        750 (L)    16,705
  Mortgage interest expense      15,226                 15,434 (C)     4,438  (G)                            4,396 (M)    39,494
  Interest - amortization of
   financing costs                1,370                    120 (D)                                                         1,490
  Depreciation and amortization  17,428      1,047 (E)   9,571 (E)     6,810  (E)  10,562  (E)    6,700  (E)              52,118
                                --------   -------    --------      ---------     ---------     ---------   -------     --------
         Total expenses          72,086      3,666      43,724        22,667       29,894        16,513      5,146       193,696
                                --------  --------   ---------      ---------     ---------     ---------   --------    --------
Income from operations           18,957      2,892      11,499        15,375       13,168        13,774     (1,396)       74,268

Equity in net income of joint
  ventures and corporations       3,222      1,338                                                                         4,560(1)
                                --------   -------    --------      ---------      --------     ---------   --------    --------
Income before minority interest  22,179      4,230      11,499        15,375       13,168        13,774     (1,396)       78,828
Minority interest in Operating
  Partnership                    (4,119)                                                                    (4,978)(N)    (9,097)
                                --------   -------    --------      ---------      --------     ---------   --------    ---------
Net income before extraordinary
  items                         $18,060     $4,230     $11,499       $15,375       $13,168      $13,774    ($6,375)      $69,731(2)
                                ========   =======    ========       =========     ========     =========   ========    ==========
Common shares outstanding                                                                                             48,088,655
Net income per common share                                                                                                $1.45

(1) Includes :
    Depreciation and amortization                                                                                         $3,895
    Amortization of financing costs                                                                                         $896
(2) Company share of Operating Partnership is 88.46%



    See accompanying notes to pro forma condensed consolidated statement of operations.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                                   (Unaudited)




(A) Results of operations of properties acquired during 1995 for the period prior to their acquisition:



                                                 Wellesley      Westlakes      75-101       2 Oliver     Ten Canal
                                                Building 8      Building 2   Federal St.     Street         Park          Total
                                               -----------      ----------   -----------    --------      --------       --------

Revenue:
  Rental income                                     $308        $1,010                        $2,474        $1,547        $5,339
  Management fees
  Recoveries from tenants                                          425                           112           656         1,193
  Mortgage interest income
    Other income                                                     7                            15             4            26
                                                ---------       -------       --------        -------       -------       -------
                  Total revenue                      308         1,442                         2,601         2,207         6,558
                                                ---------       -------       --------        -------       -------       -------
Expenses:
  Property expenses                                   61           413                           573           513         1,560
  Real estate taxes                                   20            89                           505           335           949
  General and administrative                           8            27                            18            58           111
  Mortgage interest expense
  Interest - amortization of financing costs
  Depreciation and amortization                       50           239                           404           354         1,047
                                                ---------       -------       --------        -------       -------       -------
                  Total expenses                     138           768                         1,500         1,260         3,666
                                                ---------       -------       --------        -------       -------       -------
  Income from operations                             170           674                         1,101           947         2,892
  Equity in net income of joint
   ventures and corporations                                                   $1,338                                      1,338
                                                ---------       -------       --------        -------       -------       -------
  Income  before minority interest                   170           674          1,338          1,101           947         4,230
  Minority interest in Operating Partnership
                                                ---------       -------       --------        -------       -------       -------
  Net income before extraordinary item              $170          $674         $1,338         $1,101          $947        $4,230
                                                =========       =======       ========        =======       =======       =======

(B) Results of operations of  Perimeter Center for  1995.

(C) Interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate.

(D) Amortization of the costs of obtaining the permanent financing at  $1.2 million over 10 years.

                                      F-27

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                                   (Unaudited)



(E) Detail of depreciation expense by property is presented as follows:


                                              Basis        Life    Depreciation
   Previously Acquired Properties:
   Wellesley Building 8                      $4,500       30 yrs        $50
   Westlakes Building 2                      12,306       30 yrs        239
   2 Oliver Street                           16,174       30 yrs        404
   Ten Canal Park                            10,609       30 yrs        354
                                                                    --------
                                                                     $1,047
                                                                    ========
   Perimeter Center                        $287,130       30 yrs     $9,571
                                                                    ========
   Fairfax County Portfolio                 $69,300       30 yrs     $2,310
   The New York Life Portfolio              135,000       30 yrs      4,500
                                                                    --------
                                                                     $6,810
                                                                    ========
   October & November 1996 Acquisitions:
   Rosslyn, Virginia Portfolio               89,145       30 yrs     $2,972
   New England Executive Park                67,500       30 yrs      2,250
   245 First Street                          40,500       30 yrs      1,350
   10960 Wilshire Boulevard                 119,700       30 yrs      3,990
                                                                    --------
                                                                    $10,562
                                                                    ========
   December 1996 Acquisitions:
   Lake Marriott Business Park               31,110       30 yrs     $1,037
   Shoreline Technology Park                100,650       30 yrs      3,355
   Presidents Plaza                          69,250       30 yrs      2,308
                                                                   --------
                                                                     $6,700
                                                                   ========


(F) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for 1995.



                                                 Fairfax          New York
                                                  County            Life
                                                 Portfolio        Portfolio           Total
                                               ---------------------------------------------
Revenue:
   Rental income                                  $11,792           $18,831          $30,623
   Management fees
   Recoveries from tenants                            865             5,443            6,308
   Mortgage interest income
   Other income                                       115               996            1,111
                                               ---------------------------------------------
       Total revenue                               12,772            25,270           38,042
                                               ---------------------------------------------
Expenses:
   Property expenses                                2,236             5,249            7,485
   Real estate taxes                                  537             2,143            2,680
   General and administrative                          62             1,192            1,254
   Mortgage interest expense (G)                    4,438                              4,438
   Interest - amortization of financing costs
   Depreciation and amortization (E)                2,310             4,500            6,810
                                               ---------------------------------------------
       Total expenses                               9,583            13,084           22,667
                                               ---------------------------------------------

Income from operations                              3,189            12,186           15,375

Equity in net income of joint ventures and
 corporations
                                               ---------------------------------------------

Income  before minority interest                    3,189            12,186           15,375

Minority interest in Operating Partnership
                                               ---------------------------------------------

Net income before extraordinary items              $3,189           $12,186          $15,375
                                               =============================================

(G) Fairfax County Portfolio interest expense on debt assumed:

                                 Principal         Rate              Expense
                                 --------          -----             --------
    JOHN MARSHAL                  $21,068          8.38%             $1,764

    EJ RANDOLPH (1)                18,016          8.25%              1,486

    NORTHRIDGE                     16,306          7.28%              1,187
                                 --------                           -------
                                  $55,390                            $4,438
                                 ========                          ========

    (1) Paid off by Credit Facility proceeds at closing.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                                   (Unaudited)




(H) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for 1995.



                                              Rosslyn     New England                 10960
                                              Virginia     Executive                 Wilshire
                                              Portfolio      Park     245 First St.    Blvd.      Total
                                             ------------------------------------------------------------
Revenue:
   Rental income                               $12,975      $12,371       $4,171       7,377      $36,894
   Management fees
   Recoveries from tenants                         427          867        1,871         244        3,409
   Mortgage interest income
   Other income                                  1,118                       264       1,376        2,758
                                             ------------------------------------------------------------
       Total revenue                            14,520       13,238        6,306       8,997       43,061
                                             ------------------------------------------------------------

Expenses:
   Property expenses                             3,332        4,745        1,038       3,479       12,594
   Real estate taxes                               912        1,624          993       1,011        4,540
   General and administrative                      714          582           86         816        2,198
   Mortgage interest expense
   Interest - amortization of financing costs
   Depreciation and amortization (E)             2,972        2,250        1,350       3,990       10,562
                                             ------------------------------------------------------------
       Total expenses                            7,930        9,201        3,467       9,296       29,894
                                             ------------------------------------------------------------
Income from operations                           6,591        4,037        2,839        (299)      13,168
Equity in net income of joint ventures
 and corporations
                                             ------------------------------------------------------------
Income  before minority interest                 6,591        4,037        2,839        (299)      13,168
                                             ------------------------------------------------------------
Minority interest in Operating Partnership
Net income before extraordinary items           $6,591       $4,037       $2,839       ($299)     $13,168
                                             ============================================================


(I) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza for 1995.



                                               Lake Marriott   Shoreline
                                                 Business      Technology    Presidents
                                                   Park           Park          Plaza         Total
                                              -------------------------------------------------------
Revenue:
   Rental income                                  $3,476         $12,971         $8,202        24,649
   Management fees
   Recoveries from tenants                         1,110           1,081          3,147         5,338
   Mortgage interest income
   Other income                                                                     300           300

                                              -------------------------------------------------------
       Total revenue                               4,586          14,052         11,649        30,287
                                              -------------------------------------------------------
Expenses:
   Property expenses                                 554              86          3,232         3,872
   Real estate taxes                                 388           1,081          3,951         5,420
   General and administrative                         64              32            425           521
   Mortgage interest expense
   Interest - amortization of financing costs
   Depreciation and amortization (E)               1,037           3,355          2,308         6,700
                                              -------------------------------------------------------

       Total expenses                              2,043           4,554          9,916        16,513
                                              -------------------------------------------------------

Income from operations                             2,543           9,498          1,733        13,774

Equity in net income of joint ventures
 and corporations
                                              -------------------------------------------------------

Income  before minority interest                   2,543           9,498          1,733        13,774
Minority interest in Operating Partnership
                                              -------------------------------------------------------

Net income before extraordinary items             $2,543          $9,498         $1,733       $13,774
                                              =======================================================



(J) Management fee from 75-101 Federal Street.

(K) Interest income related to the acquisition of the Rowes Wharf mortgage.

(L) Additional general and administrative expense attributable to acquisitions.

(M) Credit facility interest expense:


    Pro Forma Credit Facility balance                           $153,000
      Average 1995 Credit Facility rate                             8.25%
                                                                 --------

    Pro Forma Credit Facility interest expense                    12,620
         Less 1995 historical Credit Facility interest expense     8,224
                                                                ---------

    Pro Forma adjustment                                          $4,396
                                                                =========



(N) Reflects decrease for minority interest (11.54%) in Operating Partnership.